Exhibit 99.2

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 3 months ending December 31, 2017 and 2016

	4th Quarter
(in thousands, except per share data)	2017	2016	Change
Revenues
Oil, natural gas liquids and natural gas sales	$343,226	$162,992	$180,234
Loss on derivative instruments, net	(71,430)	(48,472)	(22,958)

Total revenues	271,796	114,520	157,276

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	53,951	38,867	15,084
Production and ad valorem taxes	18,083	9,516	8,567
Depreciation, depletion and amortization	130,419	103,397	27,022
Asset impairment	82	40	42
Exploration	3,816	3,635	181
General and administrative (including stock-based compensation of $4,301 and $5,148 for the three months ended December 31, 2017, and 2016, respectively)	23,158	20,906	2,252
Accretion of discount on asset retirement obligations	1,501	1,580	(79)
(Gain) loss on sale of assets and other, net	(6,031)	5,175	(11,206)

Total operating costs and expenses	224,979	183,116	41,863

Operating Income (Loss)	46,817	(68,596)	115,413

Other Income (Expense)
Interest expense	(10,327)	(9,041)	(1,286)
Other income	131	398	(267)

Total other expense	(10,196)	(8,643)	(1,553)

Income (Loss) Before Income Taxes	36,621	(77,239)	113,860
Income tax benefit	(225,809)	(22,769)	(203,040)

Net Income (Loss)	$262,430	$(54,470)	$316,900

Diluted Earnings Per Average Common Share	$2.68	$(0.56)	$3.24

Basic Earnings Per Average Common Share	$2.70	$(0.56)	$3.26

Diluted Average Common Shares Outstanding	97,831	97,074	757

Basic Average Common Shares Outstanding	97,202	97,074	128

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the 12 months ending December 31, 2017 and 2016

	Year-to-date
(in thousands, except per share data)	2017	2016	Change
Revenues
Oil, natural gas liquids and natural gas sales	$987,438	$621,366	$366,072
Loss on derivative instruments, net	(26,393)	(88,477)	62,084

Total revenues	961,045	532,889	428,156

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	183,697	171,714	11,983
Production and ad valorem taxes	59,447	42,938	16,509
Depreciation, depletion and amortization	483,376	447,961	35,415
Asset impairment	1,671	220,652	(218,981)
Exploration	10,075	5,415	4,660
General and administrative (including stock-based compensation of $15,402 and $19,641 for the years ended December 31, 2017, and 2016, respectively)	84,823	95,689	(10,866)
Accretion of discount on asset retirement obligations	5,831	6,672	(841)
Gain on sale of assets and other, net	(13,011)	(246,922)	233,911

Total operating costs and expenses	815,909	744,119	71,790

Operating Income (Loss)	145,136	(211,230)	356,366

Other Income (Expense)
Interest expense	(38,366)	(36,899)	(1,467)
Other income	617	978	(361)

Total other expense	(37,749)	(35,921)	(1,828)

Income (Loss) Before Income Taxes	107,387	(247,151)	354,538
Income tax benefit	(199,441)	(79,638)	(119,803)

Net Income (Loss)	$306,828	$(167,513)	$474,341

Diluted Earnings Per Average Common Share	$3.14	$(1.77)	$4.91

Basic Earnings Per Average Common Share	$3.16	$(1.77)	$4.93

Diluted Average Common Shares Outstanding	97,707	94,476	3,231

Basic Average Common Shares Outstanding	97,182	94,476	2,706

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2017 and 2016

(in thousands)	December 31, 2017	December 31, 2016
ASSETS
Current Assets
Cash and cash equivalents	$439	$386,093
Accounts receivable, net	158,787	73,322
Inventories, net	13,177	14,222
Derivative instruments	—	50
Income tax receivable	6,905	27,153
Prepayments and other	12,085	5,071

Total current assets	191,393	505,911

Property, Plant and Equipment
Oil and natural gas properties, net	4,718,939	4,016,683
Other property and equipment, net	44,581	44,869

Total property, plant and equipment, net	4,763,520	4,061,552

Other postretirement assets	2,646	3,619
Noncurrent derivative instruments	70,716	—
Other assets	5,620	8,741

TOTAL ASSETS	$5,033,895	$4,579,823

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$—	$24,000
Accounts payable	75,167	65,031
Accrued taxes	2,631	7,252
Accrued wages and benefits	26,170	25,089
Accrued capital costs	74,909	79,988
Revenue and royalty payable	54,072	51,217
Derivative instruments	71,379	65,467
Other	17,916	20,160

Total current liabilities	322,244	338,204

Long-term debt	782,861	527,443
Asset retirement obligations	88,378	81,544
Noncurrent derivative instruments	8,886	3,006
Deferred income taxes	387,807	495,888
Other long-term liabilities	5,262	13,136

Total liabilities	1,595,438	1,459,221

Total Shareholders’ Equity	3,438,457	3,120,602

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,033,895	$4,579,823

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2017 and 2016

	4th Quarter
(in thousands, except sales price and per unit data)	2017	2016	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$281,818	$134,112	$147,706
Natural gas liquids	38,522	14,068	24,454
Natural gas	22,886	14,812	8,074

Total	$343,226	$162,992	$180,234

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(53,388)	$(23,704)	$(29,684)
Natural gas liquids	(4,863)	(5,914)	1,051
Natural gas	54	(5,712)	5,766

Total	$(58,197)	$(35,330)	$(22,867)

Closed gains (losses) on derivative instruments
Oil	$(10,894)	$(12,380)	$1,486
Natural gas liquids	(4,312)	—	(4,312)
Natural gas	1,973	(762)	2,735

Total	$(13,233)	$(13,142)	$(91)

Total revenues	$271,796	$114,520	$157,276

Production volumes
Oil (MBbl)	5,343	2,944	2,399
Natural gas liquids (MMgal)	74.8	37.5	37.3
Natural gas (MMcf)	11,028	6,504	4,524

Total production volumes (MBOE)	8,961	4,920	4,041

Average daily production volumes
Oil (MBbl/d)	58.1	32.0	26.1
Natural gas liquids (MMgal/d)	0.8	0.4	0.4
Natural gas (MMcf/d)	119.9	70.7	49.2

Total average daily production volumes (MBOE/d)	97.4	53.5	43.9

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$50.71	$41.35	$9.36
Natural gas liquids (per gallon)	$0.46	$0.38	$0.08
Natural gas (per Mcf)	$2.25	$2.16	$0.09
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$52.75	$45.55	$7.20
Natural gas liquids (per gallon)	$0.52	$0.38	$0.14
Natural gas (per Mcf)	$2.08	$2.28	$(0.20)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.02	$7.90	$(1.88)
Production and ad valorem taxes	$2.02	$1.93	$0.09
Depreciation, depletion and amortization	$14.55	$21.02	$(6.47)
Exploration expense	$0.43	$0.74	$(0.31)
General and administrative	$2.58	$4.25	$(1.67)
Capital expenditures (including acquisitions)	$217,475	$154,455	$63,020

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2017 and 2016

	Year-to-date
(in thousands, except sales price and per unit data)	2017	2016	Change
Operating and production data
Oil, natural gas liquids and natural gas sales
Oil	$814,470	$521,017	$293,453
Natural gas liquids	98,298	48,652	49,646
Natural gas	74,670	51,697	22,973

Total	$987,438	$621,366	$366,072

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(10,658)	$(57,148)	$46,490
Natural gas liquids	(9,011)	(6,868)	(2,143)
Natural gas	8,910	(7,174)	16,084

Total	$(10,759)	$(71,190)	$60,431

Closed gains (losses) on derivative instruments
Oil	$(11,364)	$(17,701)	$6,337
Natural gas liquids	(7,780)	—	(7,780)
Natural gas	3,510	414	3,096

Total	$(15,634)	$(17,287)	$1,653

Total revenues	$961,045	$532,889	$428,156

Production volumes
Oil (MBbl)	16,951	13,213	3,738
Natural gas liquids (MMgal)	220.7	163.5	57.2
Natural gas (MMcf)	33,528	27,204	6,324

Total production volumes (MBOE)	27,794	21,639	6,155

Average daily production volumes
Oil (MBbl/d)	46.4	36.1	10.3
Natural gas liquids (MMgal/d)	0.6	0.4	0.2
Natural gas (MMcf/d)	91.9	74.3	17.6

Total average daily production volumes (MBOE/d)	76.1	59.1	17.0

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$47.38	$38.09	$9.29
Natural gas liquids (per gallon)	$0.41	$0.30	$0.11
Natural gas (per Mcf)	$2.33	$1.92	$0.41
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$48.05	$39.43	$8.62
Natural gas liquids (per gallon)	$0.45	$0.30	$0.15
Natural gas (per Mcf)	$2.23	$1.90	$0.33
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$6.61	$7.94	$(1.33)
Production and ad valorem taxes	$2.14	$1.98	$0.16
Depreciation, depletion and amortization	$17.39	$20.70	$(3.31)
Exploration expense	$0.36	$0.25	$0.11
General and administrative	$3.05	$4.42	$(1.37)
Capital expenditures (includes acquisitions)	$1,189,342	$582,898	$606,444